UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 12, 2021

Liberty Media Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39920	85-3809075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

T
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Series A common stock and one-fifth of one redeemable warrant	LMACU	The Nasdaq Stock Market LLC
Series A common stock, par value $0.0001 per share	LMACA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	LMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Staff Statement”) informing market participants that warrants issued by special purpose acquisition companies may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Liberty Media Acquisition Corporation (the “Company”) previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a description of the Company’s warrants, please refer to the Company’s final prospectus filed with the SEC in connection with its initial public offering on January 25, 2021.

On May 12, 2021, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), after considering the recommendations of management, determined that the audited balance sheet of the Company, dated as of January 26, 2021 (the “Balance Sheet”) and included in a Current Report on Form 8-K filed by the Company on February 1, 2021, should no longer be relied upon due to changes required for alignment with the Staff Statement. Following consideration of the Staff Statement, it was concluded that the Company’s outstanding warrants do not meet the conditions to be classified in equity and instead should be recorded as liabilities on the Balance Sheet. Additionally, it was determined that the number of shares of Series A common stock subject to possible redemption should include all shares of Series A common stock, which resulted in a reclassification between temporary and permanent equity. The Form 10-Q that is being filed concurrently with this Current Report on Form 8-K reflects the reclassification of the warrants as liabilities, the reclassification to temporary equity and sets forth through expanded disclosure in the financial statements the restatement and its impact on the previously reported amounts in the Balance Sheet.

The Audit Committee and management have discussed the matters disclosed in this Item 8.01 with Marcum LLP, its independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2021

Liberty Media Acquisition Corporation

By:	/s/ Wade Haufschild
Name: Wade Haufschild
Title: Senior Vice President

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